EXHIBIT 10


ERNST & YOUNG LLP        One Houston Center                Phone: 713 750 1500
                         Suite 2400                        Fax:   713 750 1501
                         1221 McKinney Street
                         Houston, Texas 77010-2007


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our reports dated January 31, 1997, as to American General Life Insurance Company Separate Account D, and March 20, 1997, as to American General Life Insurance Company, in Amendment No. 58 to the Registration Statement under the Investment Company Act of 1940 on Form N-4 of American General Life Insurance Company Separate Account D.

                                                      /s/ ERNST & YOUNG LLP
                                                      ERNST & YOUNG LLP

Houston, Texas
April 17, 1997